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                                                                  EXHIBIT 10

                            AMENDMENT TO AMENDED AND RESTATED
                                   EMPLOYMENT AGREEMENT


     THIS AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT, dated as of this 7th day of June, 2000 is made by, between and among BRADLEES, INC. a Massachusetts Corporation, BRADLEES STORES, INC., a Massachusetts corporation (either of which are herein called the "Company", and both of which are called the "Companies"), and PETER THORNER (the "Executive").

     WHEREAS, the Companies have entered into an employment agreement with the Executive dated October 26, 1995, as amended November 7, 1997, as further supplemented (to reflect compensation adjustments) April 15, 1998, and as further amended May 3, 1999, (the "Amended and Restated Employment Agreement"), and

     WHEREAS, on February 2, 1999 the Companies substantially consummated a Plan of Reorganization for the Companies (as defined in the Amended and Restated Employment Agreement, the "Consummation Date"); and

     WHEREAS, the Amended and Restated Employment Agreement has been previously amended to reflect Companies' benefit programs from and after the Consummation Date;

     WHEREAS, that certain additional benefit program of the Companies' known as the Supplemental Executive Retirement Plan ("SERP") has been modified, and the Companies and the Executive are desirous of further amending the Amended and Restated Employment Agreement to reflect such current SERP.

     NOW THEREFORE, the Companies and the Executive agree as follows:

  1. The table of contents is hereby modified to include the addition of Exhibit C -- Supplemental Executive Retirement Plan ("SERP").

  2. Section 2.53(b) is hereby deleted in its entirety and the following inserted in lieu thereof:

     "(b) In addition to the Years of Service earned in Section 2.53(a) above, for the purpose of determining the amount of the Executive's Supplemental Retirement Benefit under Article VIII, and Exhibit C hereof, as of the Commencement Date, Executive shall be treated as having completed five (5) years of service."


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  3. The text of Article VIII, entitled "Supplemental Retirement Benefit", is hereby deleted in its entirety, and replaced with the following:

     "8. SUPPLEMENTAL RETIREMENT BENEFIT.

     The Executive shall be entitled to a supplemental retirement benefit in accordance with the Company's Supplemental Executive Retirement Plan, which is attached hereto as Exhibit C, and incorporated herein; PROVIDED, HOWEVER, Executive shall be credited with the Years of Service provided for in Section 2.53(b) in addition to each Year of Service earned pursuant to Exhibit C.

  4. Article 6.8(a) entitled "Automobile" is hereby awarded by adding the following sentence at the end thereof.

     "Should Executive be required under any circumstances to personally guarantee or otherwise accept responsibility for any obligation undertaken to third parties for by the Company pursuant to this
     Section 8(a), the Companies shall be responsible for guaranteeing such responsibilities as may be accepted by Executive to such third parties, and to reimburse Executive for any and all actual expenditures made or which may be made on a contingent basis by Executive pursuant to such third parties obligations of the Companies."

  5. All other terms and conditions of the Amended and Restated Employment Agreement as amended shall remain unchanged and in full force and effect.


     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                              BRADLEES, INC.

Attest:                                       By: /s/ David L. Schmitt
                                                  --------------------
/s/ Greg Dieffenbach
--------------------                          Its: Senior Vice President


                                              BRADLEES STORES, INC.

Attest:                                       By: /s/ David L. Schmitt
                                                  --------------------
/s/ Greg Dieffenbach
--------------------                          Its: Senior Vice President


                                              EXECUTIVE

Attest:                                           /s/ Peter Thorner
                                                  --------------------
/s/ Greg Dieffenbach                                  Peter Thorner
--------------------



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